Fair value re-measurement of share subscription agreement	12 Months Ended
Dec. 31, 2017
Fair value re-measurement of share subscription agreement
Fair value re-measurement of share subscription agreement

8. Fair value re-measurement of share subscription agreement

On December 16, 2015, Gilead Sciences, Inc. and Galapagos NV entered into a global collaboration for the development and commercialization of filgotinib, in the framework of which Gilead committed to an upfront payment of $725 million consisting of a license fee of $300 million and a $425 million equity investment in Galapagos NV by subscribing to new shares at a price of €58.00  per share, including issuance premium. This agreement was effectively completed and entered into force January 19, 2016 and full payment was received.

In connection with the agreement, we recognized a deferred income and an offsetting short-term financial asset (derivative) of €39 million upon signing of the share subscription agreement with Gilead as required under IAS 39—Financial Instruments: recognition and measurement. This financial asset initially reflected the share premium that Gilead committed to pay above the closing stock price of Galapagos on the day of entering into the subscription agreement. Under IAS 39—Financial Instruments: recognition and measurement the fair value of the financial asset is re-measured at year-end and again upon entering into force of the subscription agreement on January 19, 2016, when the financial asset expired. Variations in fair value of the financial asset are recorded in the statement of operations.

The decrease in the fair value of the financial asset resulting from the increase in the Galapagos share price between signing of the subscription agreement and December 31, 2015 resulted in a negative, non-cash fair value charge of €30.6 million in the financial results. The subsequent increase in the fair value of the financial asset resulting from the decrease in our share price between January 1st, 2016 and January 19, 2016 resulted in a positive non-cash gain of €57.5 million in the financial result of 2016.

On January 19, 2016, the value of the financial asset at maturity amounted to €65.9 million, reflecting the share premium that Gilead paid above our closing share price on the day of the capital increase. This amount was composed of (1) the initial measurement on the day of entering into the share subscription agreement for an amount of €39 million which was reported in deferred income and (2) the subsequent re-measurements of the financial asset, reported as financial result under IAS 39—Financial Instruments: recognition and measurement: €30.6 million fair value loss reported in the year 2015 and €57.5 million fair value gain reported in the year 2016, together a net fair value gain of €26.8 million. This financial asset expired on the effective date of the share subscription agreement and was derecognized and recorded as part of the share premium account.

Significant judgment had to be applied in assessing whether this forward subscription commitment of Gilead over the own shares of Galapagos shall be classified as an own equity instrument of Galapagos or as a derivative financial asset. IAS 32—Financial Instruments: disclosure and presentation requires that for a derivative to meet the definition of equity it must be settled only by the issuer (Galapagos) exchanging a “fixed amount of cash or another financial asset for a fixed number of its own equity instruments.” Because the above mentioned commitment of Gilead was made in $, the actual number of shares finally issued by Galapagos varied with the fluctuation in the $/€ exchange rate until the settlement date on January 19, 2016.

Despite the fact that this foreign exchange exposure was limited, management judged that this variability prevented the instrument from being classified as equity under IAS 32—Financial Instruments: disclosure and presentation and was therefore treated as a derivative at fair value through profit and loss.

Fair value re-measurement of the Gilead share subscription agreement (derivative financial asset instrument)

(Euro, in thousands)
Fair value at inception	€39,003

Movement of 2015 ( recognized in the statement of operations)	(30,632)

Fair value per December 31, 2015	8,371

Movement of period January 1-19, 2016 ( recognized in the statement of operations)	57,479

Fair value per January 19, 2016	65,850

Derecognition of the financial asset through the share premium account	(65,850)

Fair value per December 31, 2016	€—

The fair value measurement of this derivative financial asset was categorized as a level 3 in the fair value hierarchy of IFRS 13 Fair Value Measurement.

Its measurement was based on computing the difference between the strike price (58.00 EUR / share) and the anticipated Galapagos forward price, discounted to the valuation date. The notional was converted from USD to EUR by the FX forward rate and the number of shares was computed by dividing the EUR notional by the strike.

Input data were taken from Bloomberg as of December 16, 2015 and December 31, 2015, including:

•	EUR OIS Discount rates (curve 133)
•	Implied forward rate of the GLPG share at January 31, 2016
•	Implied FX Forward rate at January 31, 2016.

This computation was based on the following unobservable assumptions:

1)

Between the date that the deal was signed (December 16, 2015) till the date the deal was complete, the two counterparties could not back off from the deal and it was 100% certain that the regulator would give the green light.

2)	At the two valuation dates, it was assumed that the date when the deal will be complete would be January 31, 2016. This was the forward date where all the market data was taken from.
3)	It was assumed that the effect of the correlation between the Galapagos share price and the €/$ FX rate was negligible. This was reasonable given the very short maturity of the deal.

Relationship of unobservable inputs to the fair value measurement:

•

If one would have assumed that the closing date of the deal was January 19, 2016 (the actual closing date) the fair value of the derivative financial asset at December 31, 2015 would have been €8,367 thousand.

On January 19, 2016, the value of the financial asset at maturity amounted to €65.9 million, reflecting the share premium that Gilead paid above our closing share price on the day of the capital increase. This financial asset expired on the effective date of the share subscription agreement and was derecognized and recorded as part of the share premium account.